                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                     -------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report) 01-Dec-97 ClassNotes Trust 1997-I and the originators listed below under Sale and Servicing Agreement, dated as of February 28, 1997 providing for the issuance of ClassNotes Trust 1997-1, Asset Backed Series 1997-1

                         Trans-World Insurance Company
                         -----------------------------
                                ClassNotes Inc.
================================================================================
            (Exact name of regristrant as specified in its charter)


New Jersey
Arizona                      333-18877-01                 91-181-5460
-------                      ------------                 -----------

State or other               (Commission                 (IRS Employer
jurisdiction of              File Number)                 ID Number)
incorporation)

2840  Morris  Avenue,  Union,  New  Jersey    07083
--------------------------------------------------------------------------------
(Address of principal executive officer)

Regristrant's Telephone Number,                                 908-686-2000
including area code:                                        -------------------


                                      n/a
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

        Item 5           Other Events
                         ------------

Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-1, Class A-2 and Class A-3 Noteholders with respect to the following Distribution
Dates:

A-1.....................................................              01-Dec-97
                                                                      08-Dec-97
                                                                      17-Nov-97
                                                                      24-Nov-97
A-2.....................................................              03-Dec-97
A-2.....................................................              31-Dec-97

A-3.....................................................              13-Nov-97

        Item 7           Financial Statements and Exhibits
                         ---------------------------------
The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  Trans-World Insurance Co.

                                                  By:  \s\ Harry Puglisi
                                                  ----------------------
                                                 Name: Harry Puglisi
                                                   Title: Treasurer

Dated:  December 31, 1997

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

===========================================================================================================================
                                             CLASSNOTES TRUST 1997 - I
        Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
        CLASS A-1                   Determination Date                                     11/25/97
Cusip #  182743-AG9                 Distribution Date                                      12/01/97
                                    Record Date                                            11/26/97
===========================================================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                      CLASS A-1 NOTES                                                                                  0.00
                      Per $50,000 original principal amount of the Notes                                           0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                      CLASS A-1 NOTES                                                                             90,329.17
                      Per $50,000 original principal amount of the Notes                                          55.416667


(iii)      (A) Amount of Noteholders' Auction Rate Interest Carryover
               being paid or distributed in respect of the Notes

                      CLASS A-1 NOTES                                                                                  0.00
                      Per $50,000 original principal amount of the Notes                                           0.000000

           (B) Remaining Amount of Noteholders' Auction Rate Interest
               Carryover to be paid or distributed in respect of the Notes

                      CLASS A-1 NOTES                                                                                  0.00
                      Per $50,000 original principal amount of the Notes                                           0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                270,151,258.57


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                         CLASS A-1 NOTES                                                                      81,500,000.00

(vi)       Applicable Interest Rate:
                      (a)   In general:
                             1.  Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                                                    5.700000%
                                       PERIOD 2                                                                    5.650000%
                                       PERIOD 3                                                                    5.650000%
                                    CURRENT RATE                  (Based on Auction)                               5.700000%



                              2.  NET LOAN RATE
                                    PERIOD 1                                                              6.596000%
                                    PERIOD 2                                                              6.590000%
                                    PERIOD 3                                                              6.787500%

                      (b)    Amount of Interest that would have been paid on
                             such Note Distribution Date if Interest was
                             calculated instead based on the Net Loan Rate                              104,880.31

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                   30,861.12
                      Per $50,000 original principal amount of the Notes                                 18.933202

            (b)   Service Fee Carryover for related Collection Period

                   1.  Distributed                                                                            0.00
                         Per $50,000 original principal amount of the Notes                               0.000000

                   2.  Remaining Balance                                                                      0.00
                         Per $50,000 original principal amount of the Notes                               0.000000


(viii)      Amount of Fees for related Collection Period:

                   1.  Administration Fee  (Pro Rata)                                                     1,050.63
                         Per $50,000 original principal amount of the Notes                               0.644555

                   2.   Auction Agent Fee (Pro Rata)                                                      1,873.61
                          Per $50,000 original principal amount of the Notes                              1.149457

                   3.    Indenture Trustee Fee (Pro Rata)                                                     0.00
                           Per $50,000 original principal amount of the Notes                             0.000000

                   4.    Eligible Lender Trustee Fee (Pro Rata)                                             603.70
                           Per $50,000 original principal amount of the Notes                             0.370370

                   5.     Surety Provider Fee (Pro Rata)                                                  5,603.48
                            Per $50,000 original principal amount of the Notes                            3.437719

(ix)        Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
            Surety Bond                                                                                       0.00

(x)        Aggregate amount of Realized losses for the related Collection
            period                                                                                            0.00

(xi)        Aggregate amount received with respect to Financed Student
            Loans for which Realized Losses were allocated previously                                         0.00

(xii)       (a)    Amount of the distribution attributable to amounts
                   in the Reserve Account                                                                     0.00

            (b)    Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                                         0.00

            (c)    Amount in the Reserve Account                                                              0.00

(xiii )     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                                        0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                            0.00

         (b)     Amount in the Pre-Funding Account                                                             0.00

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                      (a) CLASS A-1 NOTES                                                                      0.00
                      (b) CLASS A-1 NOTES (Only if Class___ Notes
                          have been paid in full)                                                              0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                                      0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days                                  1,505,962.53
              Delinquent

         (b)  Number of Financed Student Loans that are 61 to 90 days                                    751,980.64
              Delinquent

         (c)  Number of Financed Student Loans that are 91 to 180 days                                 1,296,292.42
              Delinquent

         (d)  Number of Financed Student Loans that are more than 181                                    153,628.53
              days Delinquent

         (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
              awaiting payment                                                                           203,205.06

(xix)    Parity Percentage                          Numerator    293,360,710.95
                                                                  --------------
            as of     10/31/97                   Denominator      290,973,908.25                             100.82%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
         Student Holdings)                                                                                40,364.68

(xxi)    Amount of Additional Principal Payments, if any, made on
         such Distribution Date                                                                                0.00


The Money Store, Inc.

By:  \s\ Harry Puglisi
----------------------
     Harry Puglisi
       Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083


=========================================================================================================================
                                             CLASSNOTES TRUST 1997 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-1                Determination Date                                     12/02/97
Cusip #  182743-AG9                 Distribution Date                                      12/08/97
                                    Record Date                                            12/04/97
=========================================================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                      CLASS A-1 NOTES                                                                               3,000,000.00
                      Per $50,000 original principal amount of the Notes                                            1,840.490798

(ii) Amount of Interest being paid or distributed in respect of the Notes

                      CLASS A-1 NOTES                                                                                  90,329.17
                      Per $50,000 original principal amount of the Notes                                               55.416667


(iii)      (A)    Amount of Noteholders' Auction Rate Interest Carryover
                  being paid or distributed in respect of the Notes

                      CLASS A-1 NOTES                                                                                       0.00
                      Per $50,000 original principal amount of the Notes                                                0.000000

           (B)    Remaining Amount of Noteholders' Auction Rate Interest
                  Carryover to be paid or distributed in respect of the Notes

                      CLASS A-1 NOTES                                                                                       0.00
                      Per $50,000 original principal amount of the Notes                                                0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                     270,151,258.57


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                         CLASS A-1 NOTES                                                                           78,500,000.00

(vi)       Applicable Interest Rate:
                      (a)   In general:
                            1.  Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES

                                    PERIOD 1                                                                           5.650000%
                                    PERIOD 2                                                                           5.650000%
                                    PERIOD 3                                                                           5.700000%
                                    CURRENT RATE                  (Based on Auction)                                   5.700000%



                              2.  NET LOAN RATE
                                    PERIOD 1                                                                        6.596000%
                                    PERIOD 2                                                                        6.590000%
                                    PERIOD 3                                                                        6.787500%

                      (b)    Amount of Interest that would have been paid on
                             such Note Distribution Date if Interest was
                             calculated instead based on the Net Loan Rate                                         107,563.02

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                              30,861.12
                      Per $50,000 original principal amount of the Notes                                            18.933202

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                                      0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000

                    2.  Remaining Balance                                                                                0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                               1,050.63
                      Per $50,000 original principal amount of the Notes                                             0.644555

                    2.  Auction Agent Fee (Pro Rata) 1,873.61 Per $50,000
                      original principal amount of the Notes 1.149457

                    3.  Indenture Trustee Fee (Pro Rata) 0.00 Per $50,000
                      original principal amount of the Notes 0.000000

                    4.  Eligible Lender Trustee Fee (Pro Rata) 603.70 Per $50,000
                      original principal amount of the Notes 0.370370

                    5.  Surety Provider Fee (Pro Rata) 5,603.48 Per $50,000
                      original principal amount of the Notes 3.437719

(ix)       Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
           Surety Bond                                                                                                   0.00

(x)        Aggregate amount of Realized losses for the related Collection
           period                                                                                                        0.00

(xi)       Aggregate amount received with respect to Financed Student
           Loans for which Realized Losses were allocated previously                                                     0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                                                0.00

            (b)     Amount of any other withdrawals from the Reserve
                    Account for such Distribution Date                                                                   0.00

            (c)      Amount in the Reserve Account                                                                       0.00

(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                                                   0.00


(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                                               0.00

           (b)     Amount in the Pre-Funding Account                                                                  0.00

(xv)       Aggregate amount (if any) paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                     0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                      (a) CLASS A-1 NOTES                                                                             0.00
                      (b) CLASS A-1 NOTES (Only if Class___ Notes
                            have been paid in full)                                                                   0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                           0.00

(xviii)    As of the end of the preceding Collection Period:

           (a)  Number of Financed Student Loans that are 30 to 60 days                                       1,505,962.53
                 Delinquent

           (b)  Number of Financed Student Loans that are 61 to 90 days                                         751,980.64
                 Delinquent

           (c)  Number of Financed Student Loans that are 91 to 180 days                                      1,296,292.42
                 Delinquent

           (d)  Number of Financed Student Loans that are more than 181                                         153,628.53
                 days Delinquent

           (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                                               203,205.06

(xix)      Parity Percentage                          Numerator    293,360,710.95
                                                                   --------------
           as of      10/31/97                   Denominator      290,973,908.25                                   100.82%

(xx)       Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
           Student Holdings)                                                                                     40,364.68

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                                                                     0.00


The Money Store, Inc.

By:  \s\ Harry Puglisi
----------------------
        Harry Puglisi
           Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

========================================================================================================================
                                             CLASSNOTES TRUST 1997 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-1                Determination Date                                     12/09/97
Cusip #  182743-AG9                 Distribution Date                                      12/15/97
                                    Record Date                                            12/11/97
========================================================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes

                      CLASS A-1 NOTES                                                                                       0.00
                      Per $50,000 original principal amount of the Notes                                                0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                      CLASS A-1 NOTES                                                                                  85,477.78
                      Per $50,000 original principal amount of the Notes                                               54.444444


(iii)      (A) Amount of Noteholders' Auction Rate Interest Carryover
               being paid or distributed in respect of the Notes

                      CLASS A-1 NOTES                                                                                       0.00
                      Per $50,000 original principal amount of the Notes                                                0.000000

           (B) Remaining Amount of Noteholders' Auction Rate Interest
               Carryover to be paid or distributed in respect of the Notes

                      CLASS A-1 NOTES                                                                                       0.00
                      Per $50,000 original principal amount of the Notes                                                0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                     270,151,258.57


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                         CLASS A-1 NOTES                                                                           78,500,000.00

(vi)       Applicable Interest Rate:
                      (a)   In general:
                              1.  Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                    PERIOD 1                                                                           5.650000%
                                    PERIOD 2                                                                           5.700000%
                                    PERIOD 3                                                                           5.700000%
                                    CURRENT RATE                  (Based on Auction)                                   5.600000%


                              2.  NET LOAN RATE
                                    PERIOD 1                                                                        6.596000%
                                    PERIOD 2                                                                        6.590000%
                                    PERIOD 3                                                                        6.787500%

                      (b)    Amount of Interest that would have been paid on
                             such Note Distribution Date if Interest was
                             calculated instead based on the Net Loan Rate                                         103,603.65

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                              30,861.12
                      Per $50,000 original principal amount of the Notes                                            19.656764

            (b)   Service Fee Carryover for related Collection Period

                    1.  Distributed                                                                                      0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000

                    2.  Remaining Balance                                                                                0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                               1,050.63
                      Per $50,000 original principal amount of the Notes                                             0.669188

                    2.  Auction Agent Fee (Pro Rata)                                                                 1,873.61
                       Per $50,000 original principal amount of the Notes                                            1.193385

                    3.  Indenture Trustee Fee (Pro Rata)                                                                 0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000

                    4.  Eligible Lender Trustee Fee (Pro Rata)                                                         603.70
                      Per $50,000 original principal amount of the Notes                                             0.384524

                    5.  Surety Provider Fee (Pro Rata)                                                               5,603.48
                      Per $50,000 original principal amount of the Notes                                             3.569096

(ix)       Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
           Surety Bond                                                                                                   0.00

(x)        Aggregate amount of Realized losses for the related Collection
           period                                                                                                        0.00

(xi)       Aggregate amount received with respect to Financed Student
           Loans for which Realized Losses were allocated previously                                                     0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                                                             0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                                                 0.00

            (c)      Amount in the Reserve Account                                                                       0.00

(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                                    0.00


(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                                               0.00

           (b)     Amount in the Pre-Funding Account                                                                  0.00

(xv)       Aggregate amount (if any) paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                     0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                      (a) CLASS A-1 NOTES                                                                             0.00
                      (b) CLASS A-1 NOTES (Only if Class___ Notes
                            have been paid in full)                                                                   0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                           0.00

(xviii)    As of the end of the preceding Collection Period:

           (a)  Number of Financed Student Loans that are 30 to 60 days                                       1,505,962.53
                Delinquent

           (b)  Number of Financed Student Loans that are 61 to 90 days                                         751,980.64
                Delinquent

           (c)  Number of Financed Student Loans that are 91 to 180 days                                      1,296,292.42
                Delinquent

           (d)  Number of Financed Student Loans that are more than 181                                         153,628.53
                days Delinquent

           (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                awaiting payment                                                                                203,205.06

(xix)      Parity Percentage                          Numerator    293,360,710.95
                                                                   --------------
             as of     10/31/97                   Denominator      290,973,908.25                                  100.82%

(xx)       Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
           Student Holdings)                                                                                     40,364.68

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                                                                     0.00

The Money Store, Inc.

By:  \s\ Harry Puglisi
-----------------------
       Harry Puglisi
          Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

=====================================================================================================================
                                             CLASSNOTES TRUST 1997 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-1                Determination Date                                     11/18/97
Cusip #  182743-AG9                 Distribution Date                                      11/24/97
                                    Record Date                                            11/20/97
=====================================================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes

                      CLASS A-1 NOTES                                                                                   0.00
                      Per $50,000 original principal amount of the Notes                                            0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                      CLASS A-1 NOTES                                                                              89,536.81
                      Per $50,000 original principal amount of the Notes                                           54.930556


(iii)      (A) Amount of Noteholders' Auction Rate Interest Carryover
               being paid or distributed in respect of the Notes

                      CLASS A-1 NOTES                                                                                   0.00
                      Per $50,000 original principal amount of the Notes                                            0.000000

           (B)  Remaining Amount of Noteholders' Auction Rate Interest
                Carryover to be paid or distributed in respect of the Notes

                      CLASS A-1 NOTES                                                                                   0.00
                      Per $50,000 original principal amount of the Notes                                            0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                 270,151,258.57


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                         CLASS A-1 NOTES                                                                       81,500,000.00

(vi)       Applicable Interest Rate:
                      (a)   In general:
                              1.  Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                    PERIOD 1                                                                       5.640000%
                                    PERIOD 2                                                                       5.700000%
                                    PERIOD 3                                                                       5.650000%
                                    CURRENT RATE                  (Based on Auction)                               5.650000%



                                2.  NET LOAN RATE
                                    PERIOD 1                                                                        6.770000%
                                    PERIOD 2                                                                        6.596000%
                                    PERIOD 3                                                                        6.590000%

                      (b)    Amount of Interest that would have been paid on
                             such Note Distribution Date if Interest was
                             calculated instead based on the Net Loan Rate                                         104,433.19

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                              30,861.12
                      Per $50,000 original principal amount of the Notes                                            18.933202

           (b)   Service Fee Carryover for related Collection Period

                    1.  Distributed                                                                                      0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000

                    2.  Remaining Balance                                                                                0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                               1,050.63
                      Per $50,000 original principal amount of the Notes                                             0.644555

                    2.  Auction Agent Fee (Pro Rata)                                                                 1,873.61
                      Per $50,000 original principal amount of the Notes                                             1.149457

                    3.  Indenture Trustee Fee (Pro Rata)                                                                 0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000

                    4.   Eligible Lender Trustee Fee (Pro Rata)                                                        603.70
                      Per $50,000 original principal amount of the Notes                                             0.370370

                    5.   Surety Provider Fee (Pro Rata)                                                              5,603.48
                      Per $50,000 original principal amount of the Notes                                             3.437719

(ix)       Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
           Surety Bond                                                                                                   0.00

(x)        Aggregate amount of Realized losses for the related Collection
           period                                                                                                        0.00

(xi)       Aggregate amount received with respect to Financed Student
           Loans for which Realized Losses were allocated previously                                                     0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                                                       0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                                           0.00

            (c)      Amount in the Reserve Account                                                                 0.00

(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                             0.00


(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                   deposit in the Pre-Funding Account                                                                0.00

           (b)     Amount in the Pre-Funding Account                                                                 0.00

(xv)       Aggregate amount (if any) paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                    0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                      (a) CLASS A-1 NOTES                                                                            0.00
                      (b) CLASS A-1 NOTES (Only if Class___ Notes
                            have been paid in full)                                                                  0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                          0.00

(xviii)    As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                                       1,505,962.53
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                                         751,980.64
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                                      1,296,292.42
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                                         153,628.53
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                                203,205.06

(xix)      Parity Percentage                          Numerator    293,360,710.95
                                                                   --------------
             as of     10/31/97                   Denominator      290,973,908.25                                 100.82%

(xx)       Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
           Student Holdings)                                                                                    40,364.68

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                                                                    0.00

The Money Store, Inc.

By:  \s\ Harry Puglisi
----------------------
         Harry Puglisi
           Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

==========================================================================================================================
                                         CLASSNOTES TRUST 1997 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-2                Determination Date                                     11/26/97
Cusip #  182743-AH7                 Distribution Date                                      12/03/97
                                    Record Date                                            12/01/97
==========================================================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                      CLASS A-2 NOTES                                                                                        0.00
                      Per $50,000 original principal amount of the Notes                                                 0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                      CLASS A-2 NOTES                                                                                  406,513.33
                      Per $50,000 original principal amount of the Notes                                               218.555556


(iii)      (A) Amount of Noteholders' Auction Rate Interest Carryover
               being paid or distributed in respect of the Notes

                      CLASS A-2 NOTES                                                                                        0.00
                      Per $50,000 original principal amount of the Notes                                                 0.000000


           (B) Remaining Amount of Noteholders' Auction Rate Interest
               Carryover to be paid or distributed
               in respect of the Notes

                      CLASS A-2 NOTES                                                                                        0.00
                      Per $50,000 original principal amount of the Notes                                                 0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                      270,151,258.57


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                         CLASS A-2 NOTES                                                                            93,000,000.00

(vi)       Applicable Interest Rate:
                      (a)   In general:
                              1.  Auction Rate for the prior Interest Period:

                                    CLASS A-2 NOTES
                                    PERIOD 1                                                                            5.600000%
                                    PERIOD 2                                                                            5.645000%
                                    PERIOD 3                                                                            5.597000%
                                    CURRENT RATE                  (Based on Auction)                                    5.620000%



                              2.  NET LOAN RATE
                                    MONTH 1                                                                         6.596000%
                                    MONTH 2                                                                         6.590000%
                                    MONTH 3                                                                         6.787500%

                      (b)    Amount of Interest that would have been paid on
                             such Note Distribution Date if Interest was
                             calculated instead based on the Net Loan Rate                                         478,207.29

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                              32,913.81
                      Per $50,000 original principal amount of the Notes                                            17.695597

           (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                                      0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000

                    2.  Remaining Balance                                                                                0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                               1,162.50
                      Per $50,000 original principal amount of the Notes                                             0.625000

                    2.  Auction Agent Fee (Pro Rata)                                                                18,224.55
                      Per $50,000 original principal amount of the Notes                                             9.798146

                    3.  Indenture Trustee Fee (Pro Rata)                                                                 0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000

                    4.   Eligible Lender Trustee Fee (Pro Rata)                                                        667.99
                      Per $50,000 original principal amount of the Notes                                             0.359133

                    5.   Surety Provider Fee (Pro Rata)                                                              6,200.00
                      Per $50,000 original principal amount of the Notes                                             3.333333

(ix)       Amount of payments to the Surety Provider in reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                                                    0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                                     0.00

(xi)       Aggregate amount received with respect to Financed Student Loans for which Realized Losses were
           allocated previously                                                                                          0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                                                             0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                                                 0.00

            (c)      Amount in the Reserve Account                                                                       0.00

(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                                    0.00


(xiv)      (a)     Portion (if any) of the distribution attributable to amounts on
                   deposit in the Pre-Funding Account                                                                 0.00

           (b)     Amount in the Pre-Funding Account                                                                  0.00

(xv)       Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                     0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                      (a) CLASS A-1 NOTES                                                                             0.00
                      (b) CLASS A-1 NOTES (Only if Class___ Notes
                            have been paid in full)                                                                   0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                           0.00

(xviii)    As of the end of the preceding Collection Period:

           (a)  Number of Financed Student Loans that are 30 to 60 days                                       1,505,962.53
                 Delinquent

           (b)  Number of Financed Student Loans that are 61 to 90 days                                         751,980.64
                 Delinquent

           (c)  Number of Financed Student Loans that are 91 to 180 days                                      1,296,292.42
                 Delinquent

           (d)  Number of Financed Student Loans that are more than 181                                         153,628.53
                 days Delinquent

           (e)    Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                                               203,205.06

(xix)      Parity Percentage                           Numerator     293,360,710.95
                                                                     --------------
             as of     10/31/97                    Denominator       290,973,908.25                                100.82%

(xx)       Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
           Student Holdings)                                                                                     40,364.68

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                                                                     0.00

The Money Store, Inc.

By:  \s\ Harry Puglisi
----------------------
         Harry Puglisi
          Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

=====================================================================================================================
                                      CLASSNOTES TRUST 1997 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-2                      Determination Date                              12/24/97
Cusip #  182743-AH7                       Distribution Date                               12/31/97
                                          Record Date                                     12/29/97
=====================================================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                                                    0.00
                     Per $50,000 original principal amount of the Notes                                             0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                                              411,576.67
                     Per $50,000 original principal amount of the Notes                                           221.277778


(iii)      (A)  Amount of Noteholders' Auction Rate Interest Carryover
                being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                                                    0.00
                     Per $50,000 original principal amount of the Notes                                             0.000000


           (B)  Remaining Amount of Noteholders' Auction Rate Interest
                Carryover to be paid or distributed
                in respect of the Notes

                     CLASS A-2 NOTES                                                                                    0.00
                     Per $50,000 original principal amount of the Notes                                             0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                 268,760,993.13


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                        CLASS A-2 NOTES                                                                        93,000,000.00

(vi)       Applicable Interest Rate:
                     (a)   In general:
                             1.  Auction Rate for the prior Interest Period:

                                          CLASS A-2 NOTES
                                          PERIOD 1                                                                 5.645000%
                                          PERIOD 2                                                                 5.597000%
                                          PERIOD 3                                                                 5.620000%
                                          CURRENT RATE              (Based on Auction)                             5.690000%


                              2.  NET LOAN RATE

                                                 MONTH 1                                                              6.596000%
                                                 MONTH 2                                                              6.590000%
                                                 MONTH 3                                                              6.787500%

                      (b)    Amount of Interest that would have been paid on
                             such Note Distribution Date if Interest was
                             calculated instead based on the Net Loan Rate                                           490,962.50

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                                35,613.20
                 Per $50,000 original principal amount of the Notes                                                   19.146882

            (b)  Service Fee Carryover for related Collection Period

                 1.  Distributed                                                                                           0.00
                     Per $50,000 original principal amount of the Notes                                                0.000000

                 2.  Remaining Balance                                                                                     0.00
                     Per $50,000 original principal amount of the Notes                                                0.000000


(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee  (Pro Rata)                                                                    1,162.50
                     Per $50,000 original principal amount of the Notes                                                0.625000

                 2.  Auction Agent Fee (Pro Rata)                                                                      4,844.72
                     Per $50,000
                     original principal amount of the Notes                                                            2.604689

                 3.  Indenture Trustee Fee (Pro Rata)                                                                      0.00
                     Per $50,000 original principal amount of the Notes                                                0.000000

                 4.  Eligible Lender Trustee Fee (Pro Rata)                                                              673.91
                     Per $50,000 original principal amount of the Notes                                                0.362319

                 5.  Surety Provider Fee (Pro Rata)                                                                    6,406.67
                     Per $50,000 original principal amount of the Notes                                                3.444444

(ix)       Amount of payments to the Surety Provider in reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                                                      0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                                       0.00

(xi)       Aggregate amount received with respect to Financed Student Loans for which Realized Losses were
           allocated previously                                                                                            0.00

(xii)      (a)   Amount of the distribution attributable to amounts
                 in the Reserve Account                                                                                    0.00

           (b)   Amount of any other withdrawals from the Reserve
                 Account for such Distribution Date                                                                        0.00

           (c)   Amount in the Reserve Account                                                                             0.00

(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                                      0.00


(xiv)      (a)   Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                                          0.00

           (b)   Amount in the Pre-Funding Account                                                                           0.00

(xv)       Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                            0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                        (a) CLASS A-1 NOTES                                                                                  0.00
                        (b) CLASS A-1 NOTES (Only if Class___ Notes
                              have been paid in full)                                                                        0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                                  0.00

(xviii)    As of the end of the preceding Collection Period:

           (a)   Number of Financed Student Loans that are 30 to 60 days                                             2,107,715.09
                 Delinquent

           (b)   Number of Financed Student Loans that are 61 to 90 days                                               868,920.04
                 Delinquent

           (c)   Number of Financed Student Loans that are 91 to 180 days                                            1,287,630.11
                 Delinquent

           (d)   Number of Financed Student Loans that are more than 181                                               116,406.20
                 days Delinquent

           (e)   Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                                                      270,934.42

(xix)      Parity Percentage                                      Numerator   291,313,257.86
                                                                              --------------
             as of       11/30/97                             Denominator     288,611,382.91                              100.94%

(xx)       Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
           Student Holdings)                                                                                            40,955.69

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                                                                            0.00

The Money Store, Inc.

By:_________________
    Harry Puglisi
     Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                                UNION, NJ 07083

==========================================================================================================================
                                      CLASSNOTES TRUST  1997 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-3                Determination Date                                     12/05/97
Cusip #  182743-AJ3                 Distribution Date                                      12/10/97
                                    Record Date                                            12/08/97
==========================================================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

                      CLASS A-3 NOTES                                                                                         0.00
                      Per $50,000 original principal amount of the Notes                                                  0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                      CLASS A-3 NOTES                                                                                   406,125.00
                      Per $50,000 original principal amount of the Notes                                                213.750000


(iii)      (A)   Amount of Noteholders' Auction Rate Interest Carryover
                 being paid or distributed in respect of the Notes

                      CLASS A-3 NOTES                                                                                         0.00
                      Per $50,000 original principal amount of the Notes                                                  0.000000

           (B)   Remaining Amount of Noteholders' Auction Rate Interest
                 Carryover to be paid or distributed in respect of the Notes

                      CLASS A-3 NOTES                                                                                         0.00
                      Per $50,000 original principal amount of the Notes                                                  0.000000


(iv)       Pool Balance at end of preceding Collection Period                                                       270,151,258.57


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                         CLASS A-3 NOTES                                                                             95,000,000.00

(vi)       Applicable Interest Rate:
                      (a)   In general:
                              1.  Auction Rate for the prior Interest Period:

                                    CLASS A-3 NOTES
                                    PERIOD 1                                                                             5.640000%
                                    PERIOD 2                                                                             5.630000%
                                    PERIOD 3                                                                             5.597000%
                                    CURRENT RATE                  (Based on Auction)                                     5.700000%


                              2.  NET LOAN RATE
                                    MONTH 1                                                                         6.596000%
                                    MONTH 2                                                                         6.590000%
                                    MONTH 3                                                                         6.787500%

                      (b)    Amount of Interest that would have been paid on
                             such Note Distribution Date if Interest was
                             calculated instead based on the Net Loan Rate                                         474,749.31

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                                              33,621.63
                 Per $50,000 original principal amount of the Notes                                                 17.695595

           (b)   Service Fee Carryover for related Collection Period

                    1.  Distributed                                                                                      0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000

                    2.  Remaining Balance                                                                                0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                                               1,187.50
                      Per $50,000 original principal amount of the Notes                                             0.625000

                    2.  Auction Agent Fee (Pro Rata)                                                                20,731.25
                      Per $50,000 original principal amount of the Notes                                            10.911184

                    3.  Indenture Trustee Fee (Pro Rata)                                                                 0.00
                      Per $50,000 original principal amount of the Notes                                             0.000000

                    4.  Eligible Lender Trustee Fee (Pro Rata)                                                         682.35
                      Per $50,000 original principal amount of the Notes                                             0.359133

                    5.  Surety Provider Fee (Pro Rata)                                                               6,333.33
                      Per $50,000 original principal amount of the Notes                                             3.333333

(ix)       Amount of payments to the Surety Provider in reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                                                    0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                                                     0.00

(xi)       Aggregate amount received with respect to Financed Student Loans for which Realized Losses were
           allocated previously                                                                                          0.00

(xii)      (a)   Amount of the distribution attributable to amounts
                 in the Reserve Account                                                                                  0.00

           (b)   Amount of any other withdrawals from the Reserve
                Account for such Distribution Date                                                                       0.00

           (c)   Amount in the Reserve Account                                                                           0.00

(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                                                    0.00


(xiv)      (a)   Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                                         0.00

           (b)   Amount in the Pre-Funding Account                                                                          0.00

(xv)       Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                                           0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                      (a) CLASS A-1 NOTES                                                                                   0.00
                      (b) CLASS A-1 NOTES (Only if Class___ Notes
                            have been paid in full)                                                                         0.00

(xvii)     Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                                 0.00

(xviii)    As of the end of the preceding Collection Period:

           (a)   Number of Financed Student Loans that are 30 to 60 days                                            1,505,962.53
                 Delinquent

           (b)   Number of Financed Student Loans that are 61 to 90 days                                              751,980.64
                 Delinquent

           (c)   Number of Financed Student Loans that are 91 to 180 days                                           1,296,292.42
                 Delinquent

           (d)   Number of Financed Student Loans that are more than 181                                              153,628.53
                 days Delinquent

           (e)   Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                                                     203,205.06

(xix)      Parity Percentage                                 Numerator     293,360,710.95
                                                                           --------------
             as of     10/31/97                          Denominator       290,973,908.25                                100.82%

(xx)       Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to
           Student Holdings)                                                                                           40,364.68

(xxi)      Amount of Additional Principal Payments, if any, made on
           such Distribution Date                                                                                           0.00

The Money Store, Inc.

By:  \s\ Harry Puglisi
----------------------
        Harry Puglisi
          Treasurer